SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CODE CHAIN NEW CONTINENT LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CODE CHAIN NEW CONTINENT LIMITED
No. 119 South Zhaojuesi Road
2nd Floor, Room 1
Chenghua District, Chengdu, Sichuan, China 610047

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 31, 2021

Dear Stockholder:

Notice is hereby given that 2021 annual meeting of stockholders (the “Annual Meeting”) of Code Chain New Continent Limited (formerly known as “TMSR Holding Company Limited”), a Nevada corporation (the “Company”), will be held on December 31, 2021, at 10 a.m., local time, (December 30, 2021 at 9 pm EST) at the principal office of the Company located at No. 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China 610047, for the following purposes:

1.      To elect seven directors to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of stockholders or until their successors are elected and qualified;

2.      An advisory (non-binding) vote to approve the compensation of our named executive officers;

3.      To ratify the selection by our Audit Committee of WWC. P.C. (“WWC”) to serve as our independent registered public accounting firm for the year ended December 31, 2021;

4.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Holders of record of our Common Stock at the close of business on December 3, 2021 (the “Record Date”), are entitled to attend and vote at the meeting. The Board of Directors (the “Board”) urges Stockholders to vote “FOR ALL” of Item 1, “FOR” of Item 2, and “FOR” of Item 3. In the case of Proposal 2, the advisory vote in respect of executive compensation will neither be binding on the Company or the Board of Directors nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors. However, the Board of Directors values the opinions expressed by shareholders in the advisory vote and will consider the outcome of the vote in determining its compensation policies.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our annual report on Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”) accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

This Notice, Proxy Statement, and form of proxy card are being distributed and made available on or about December 13, 2021.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote over the Internet.

By Order of the Board of Directors,
Sincerely,
/s/ Tingjun Yang
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 31, 2021

Code Chain New Continent Limited
No. 119 South Zhaojuesi Road
2nd Floor, Room 1
Chenghua District, Chengdu, Sichuan, China 610047

PROXY STATEMENT

The Board of Directors (the “Board”) of Code Chain New Continent Limited (formerly known as “TMSR Holding Company Limited”), a Nevada corporation (the “Company,” “CCNC” or “we”) is furnishing this Proxy Statement and the accompanying proxy to you to solicit your proxy for 2021 annual meeting of stockholders (the “Meeting”). The Meeting will be held on December 31, 2021, at 10 a.m., local time, (December 30, 2021 at 9 p.m. EST) at the principal office of the Company located at No. 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China 610047.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is this proxy statement?

You have received this proxy statement and our annual report on Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”) because our Board of Directors is soliciting your proxy to vote your shares at the Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

What is the purpose of the Meeting?

At the Meeting, our stockholders will act upon the matters described in this proxy statement.

These matters include 1) the election of directors, 2) executive compensation (advisory vote only), and 3) the ratification of the appointment of the independent registered public accounting firm to audit our financial statements as of December 31, 2021 and for the fiscal year then ending. An additional purpose of the Meeting is to transact any other business that may properly come before the Meeting and any and all adjournments or postponements of the Meeting.

What are the Board’s recommendations?

Our Board recommends that you vote:

•        FOR election of the nominated directors;

•        FOR the advisory vote to approve the compensation of our named executive officers; and

•        FOR approve and ratify the appointment of WWC as our independent auditors to audit the financial statements as of December 31, 2021 and for the fiscal year then ending.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to attend and vote at the Meeting?

Only stockholders of record at the close of business on December 3, 2021, which we refer to as the Record Date, are entitled to received notice of, and to attend and vote at, the Meeting. As of the Record Date, there were 46,077,110 shares of our Common Stock outstanding (“Common Stock”). Holders of Common Stock as of the record date are entitled to one vote for each share held for each of the proposals.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting, and for 10 days prior to the Meeting at the principal office of the Company located at No. 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China 610047.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Co., you are considered, with respect to those shares, the “stockholder of record.” This proxy and our 2020 Annual Report have been sent directly to you by us.

Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy and the 2020 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included with your proxy materials.

How do I vote my shares?

Stockholders can vote in person at the Meeting or by proxy. There are two ways to vote by proxy:

•        By Internet — You can vote over the Internet by going to www.cstproxyvote.com and following the instructions to vote your shares; or

•        By Mail — You can vote by mail by signing, dating and mailing the enclosed proxy card.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 8:59 p.m. (EST) on December 30, 2021. Have your proxy card in hand when you access the website and follow the instructions to vote your shares.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted as follows:

What constitutes a quorum?

According to the Company’s Bylaws, the presence in person or by proxy of the holders of one-third (1/3rd) of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law. Under Nevada law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Meeting.

What is a broker “non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.”

What is required to approve each item?

•        For Proposal No. 1 (election of directors), each director must be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes are not counted for purposes of the election of directors.

•        For Proposal No. 2 (the advisory vote on executive compensation), and Proposal No. 3 (the ratification of independent auditor), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

•        For any other matters on which stockholders are entitled to vote, the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares for routine matters.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

Our Bylaws require that, in uncontested elections, each director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted “for” a director nominee must exceed the number of votes “withheld” from that nominee in order for that nominee to be elected. Only votes “for” or “withheld” are counted as votes cast with respect to a director. Abstentions and broker non-votes will have no effect.

How will shares of Common Stock represented by properly executed proxies be voted?

All shares of Common Stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth herein. In addition, if any other matters properly come before the Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•        filing with us a written notice of revocation of your proxy,

•        submitting a properly signed proxy card bearing a later date,

•        voting over the Internet, or

•        voting in person at the Meeting.

What does it mean if I receive more than one Proxy?

If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your shares are voted, please vote through the Internet using each personal identification number you are provided, or complete, sign and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, Continental Stock Transfer & Trust Co., at (212) 845-3294.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

How do I learn the results of the voting at the annual meeting?

Preliminary results will be announced at the Meeting. Final results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the Meeting.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding Common Stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our Common Stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials when requested to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request in one of the following manners:

•        by sending a written request by mail to:

Code Chain New Continent Limited

No. 119 South Zhaojuesi Road

2nd Floor, Room 1

Chenghua District, Chengdu

Sichuan, China 610047

Attention: Corporate Secretary

•        by calling our Corporate Secretary, at +86-028-84112941.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting our Corporate Secretary as indicated above.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

•        by mail, to:

Code Chain New Continent Limited

No. 119 South Zhaojuesi Road

2nd Floor, Room 1

Chenghua District, Chengdu

Sichuan, China 610047

Attention: Corporate Secretary

•        by telephone, at +86-028-84112941.

SMALLER REPORTING COMPANY AND EMERGING GROWTH COMPANY

We are an “emerging growth company” under federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide certain of the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers and are subject to no requirements regarding the frequency with which such votes must be conducted. Nevertheless, we voluntarily elected to conduct such a vote at the 2018 Annual Meeting and shareholders approved holding the vote on the compensation of our named executive officers every three years and such frequency was adopted by the Board. We will cease to be an emerging growth company, and, therefore, become ineligible to rely on the above exemptions, if we (a) have more than $1 billion in annual revenue in a fiscal year, (b) issue more than $1 billion of non-convertible debt over a three-year period or (c) become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur after: (i) we have filed at least one annual report; (ii) we have been an SEC-reporting company for at least 12 months; and (iii) the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter.

We are also a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act, and have elected to take advantage of certain of the scaled disclosure available for smaller reporting companies.

DIRECTORS AND EXECUTIVE OFFICERS

Information about Directors Nominees and Executive Officers

The following table and biographical description set forth information with respect to our director nominees and executive officers.

Name	Age	Position
Tingjun Yang	39	Chief Executive Officer and Director
Wei Xu	53	President and Chairman of the Board
Yi Li	43	Chief Financial Officer and Secretary
Jianan Liang	45	Chief Operating Officer
Bibo Lin	38	Vice President and Director
Mingyue Cai(1)(2)(3)	42	Independent Director
Chengwei Mo(1)(2)(3)	46	Independent Director
Fei Gan(1)(2)(3)	41	Independent Director
Siyang Hu(1)(2)(3)	38	Independent Director

____________

(1)      Member of our Audit Committee

(2)      Member of our Compensation Committee

(3)      Member of our Nominating and Corporate Governance Committee

Business Experience and Directorships

The following describes the backgrounds of the director nominees and executive officers. Our board of directors has determined that (a) other than Messrs. Tingjun Yang, Wei Xu and Bibo Lin, all of our directors are independent directors as defined under the NASDAQ Stock Market’s listing standards governing members of boards of directors, and (b) the members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent under applicable SEC rules.

Mr. Tingjun Yang

Mr. Tingjun Yang was appointed as the Chief Executive Officer on September 7, 2021. Mr. Yang was the CTO of Phantec BigData Technology, a leading company in big data technology in China, from 2014 to 2017, during which time Mr. Tingjun Yang led his team to independently develop a system of high-performance computing cluster based on GPU parallel processing and the finite element method. Mr. Yang has over 15 years of experience in the design and development in artificial intelligence and big data industry and are knowledgeable in blockchain technology and cloud computing. Mr. Yang specializes in the application of blockchain technology to various sectors. He developed and successfully launched a blockchain-based big data risk control platform for supply chain finance, a blockchain-based corporate financial settlement system, and a blockchain-based Internet of Vehicles platform for freight. Mr. Yang holds a doctor’s degree and a bachelor’s degree from Zhejiang University in Computer Science and Technology in China.

Mr. Wei Xu

Mr. Xu was appointed as a director of our Board on January 24, 2020, as the Chairman of the Board on February 25, 2020 and as the President on October 29, 2020. Mr. Xu is the inventor of QR code patent and the creator of Code Chain interface. He founded and has served as the chairman of the board of director at Lingkong Group, a Chinese company that engages in systems applications and products in data processing, since August 2006. In July 2019, Mr. Xu founded Sichuan Wuge Network Games Co., Ltd., a technology company that combines IoT and e-commerce that is based on ChainCode interface. From July 1994 to July 2006, Mr. Xu was the COO of NEC IT Management Co., Ltd., the Chinese subsidiary of NEC Japan, a company that provides information technology solutions including but not limited to SAP, SCM and Matrixlink. Mr. Xu received his bachelor’s degree in business administration in China from Fudan University in 1992.

Ms. Yi Li

Ms. Yi Li was appointed as the Chief Financial Officer on April 25, 2019. From 2005 to 2007, Ms. Li served as Financial Accounting of Shanghai Supersharp International Co., Ltd. From 2007 to 2009, Ms. Li served as Finance Officer of the HongKong OneByOne Trading & Accessories Co., Ltd. Ms. Li worked as the Financial Manager at Shanghai Yitex Garment Co., Ltd. from 2010 to 2015. Ms. Li served as the Chief Financial Officer of Shanghai Difeng Group since 2015 till now. Ms. Li received her bachelor’s degree of International Business and MBA from Auckland Institute of Studies.

Mr. Jianan Liang

Mr. Jianan Liang was appointed as the Chief Operating Officer on March 17, 2021. Mr. Liang is the general manager of sales in China of Akamai Information Technology Co., Ltd. Since October 2012, Mr. Liang has been in charge of the business development of Akamai in China in connection with cloud-based acceleration services and security services for global network applications and content distribution for Chinese e-commerce, high-tech and financial services companies’ business development overseas. Mr. Liang has also been the Vice President (Business) of China Soft Power Technology Group Holdings Co., Ltd. since December 2015, where he was in charge of establishing and maintaining partnerships with international operators to provide international submarine cable transmission and cloud infrastructure services, and to help customers expand their businesses based on the Internet. Additionally, Mr. Liang has served as Senior Vice President of Beijing Supply and Marketing Big Data Group since July 2017, where he was responsible for providing the cloud computing technologies required for business’s digital transformation. From October 2010 to October 2012, he served as the head of HP China solution sales, responsible for the sales performance of software products and services of China HP Imaging and Printing Group in China, and formulating sales strategies for Customers provide one-stop services (hardware, software and services). From January 2009 to October 2010, he was the sales and marketing director of Hong Kong Ludao Telecom Co., Ltd., responsible for selecting agent products and formulating sales strategies. From October 2003 to January 2009, he was the general sales manager of Captaris China, responsible for achieving sales performance goals in China, expanding market share, and establishing a pipeline relationship with the company’s global partners in the Chinese market for the first time. From October 2001 to October 2003, Mr. Liang served as a product technical expert for Microsoft China Co., Ltd., where he was responsible for providing product technical pre-sales support to industry customers, including carrying out in-depth solution development and customization.

Mr. Jianan Liang holds a bachelor’s degree in computer science from Harbin Institute of Technology, China. Mr. Liang has also graduated from the China-Europe International Business School (CEIBS) senior executive business management program. Mr. Liang has served as senior sales managers in various renowned companies that are listed in the United States, Canada, China and Hong Kong. With nearly 20 years of experience in sales, technology and team management, Mr. Liang accumulated numerous partners and customer relationships in several government agencies, large state-owned enterprises, local industry leaders and multinational companies, including the world’s leading e-commerce companies, international financial insurance companies, high-tech product manufacturers, instant social APPs and other Internet integrated service providers. He has provided comprehensive products and technical solutions, including but not limited to cloud services, network security, content distribution (CDN), big data analysis, Internet of Things, etc.

Mr. Bibo Lin

Mr. Bibo Lin, Vice President of the Company, was appointed as a director of our Board on March 30, 2021. Mr. Lin is the founder and President of Wuge Network Games Co., Ltd., a PRC company contractually controlled by the Company that develops games and combines IoT and e-commerce based on ChainCode interface. Mr. Lin has extensive experience in information technology and Blockchain technology. From September 2018 to May 2019, Mr. Lin was the CEO of Chengdu Yuan Malian Technology Co., Ltd., a PRC company that engaged in technical support of Internet of Things. From December 2017 to July 2018, Mr. Lin was the CEO of Sichuan Hongming Technology Development Co., Ltd., a PRC company that engaged in the development and maintenance of Internet application software. From February 2015 to January 2018, Mr. Lin was the CEO of Chengdu Huasu Internet Technology Service Co., Ltd., a PRC company that engaged in Internet consulting and Internet project development planning. From February 2014 to January 2015, Mr. Lin was the Vice President at Sichuan Tiangou Technology Co., Ltd., a PRC company that operated e-commerce. Prior to that, Mr. Lin worked for Alibaba Sichuan as a sales manager for 7 years.

Mr. Mingyue Cai

Mr. Wang was appointed as an independent director of our Board on February 25, 2020. Mr. Cai has been the Vice President at Yitu Safety Technology (Shenzhen) Co., Ltd., a PRC company engages in artificial intelligence development and application. From November 2009 to August 2017, he was an administrative director at Rugao Port Group Co., Ltd., a PRC company that focuses on port logistics, industrial park construction and timber, coal and ore trade. From June 2004 to October 2009, Mr. Cai worked as a manager at Shanghai Rishan Environmental Protection Technology Co., Ltd., a PRC company that distribute and retail environmentally friendly cleaning products. Mr. Cai has a bachelor’s degree in administrative management.

Mr. Chengwei Mo

Mr. Chengwei Mo was appointed as an independent director of our Board on March 30, 2021. Mr. Mo is the head of Greater China Region at Hong Kong Intellectual Property Exchange Ltd. Mr. Chengwei Mo has more than 20 years of experience as a finance executive. He was CEO of Beijing Wenjinsuo Internet Information Services Limited from 2017 to 2019, prior to which he was the General Manager of Beijing Zhongtianyichuang Investment Management Limited. He also served as the accounting manager of Yichuang Yingshi Investment Management (Beijing) Limited and a several other information technology companies. Mr. Mo holds a master’s degree in business management from Chinese Academy of Sciences and a bachelor’s degree in automatic engineering from Wuhan Technology University.

Mr. Fei Gan

Mr. Fei Gan was appointed as an independent director of our Board on February 11, 2021. Mr. Gan is the co-founder of Silverstone Investment, a top financial quantitative trading company. Mr. Gan has been engaged in the financial technology and big data industry for more than ten years and has held senior management positions in many companies. He has served as the vice president of Silverstone Investment since 2008, the CEO of Shenzhen Columbus Data Technology Co., Ltd. since 2017 and the CEO of Hefei Bitu Technology Co., Ltd. since 2020.

Mr. Siyang Hu

Mr. Siyang Hu was appointed as an independent director of our Board on September 2, 2021. Mr. Hu is the Chief Operating Officer of Highsharp, an electronics company in China. Mr. Hu has been engaged in the electrical engineer and semi-conductor technology for more than ten years and has held senior management positions in many companies. He has served as the Chief Operating Officer of Highsharp since 2016 and sales manager at Samsung (Shanghai) between 2008 and 2010. His responsibilities at Highsharp include the day-to-day management of the Shenzhen branch, market survey of client needs, supplier development and maintenance and product manufacturing.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website www.ccnctech.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, Code Chain New Continent Limited, No. 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China 610047.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of seven members as identified above. Currently, the Board has three committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

Each of these committees is comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for the Audit Committee and the Compensation Committee.

Prior to establishing the committees of the Board of Directors, our entire Board of Directors handled the functions that would otherwise be handled by each of the committees.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, the management are charged with managing risk. The Company has internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function which is described in more details below.

Board Independence

Our stock is currently trading on Nasdaq Capital Market; we are required to comply with the director independence requirements of the Nasdaq rules. The Board of Directors also consults with counsel to ensure that the Boards of Directors’ determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of Audit Committee members. The Nasdaq listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment. Four of our directors, Mr. Mingyue Cai, Mr. Chengwei Mo, Mr. Fei Gan, and Mr. Siyang Hu are “independent” as that term is defined by Nasdaq Rule 4200(a)(15); accordingly, we satisfy the “independent director” requirements, which requires that a majority of a company’s directors be independent.

Audit Committee

Our Audit Committee currently consists of Mr. Mingyue Cai, Mr. Chengwei Mo, Mr. Fei Gan, and Mr. Siyang Hu, with Mr. Chengwei Mo serving as the chairman of the Audit Committee. We believe that each of these individuals qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership. We also believe that Mr. Chengwei Mo qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K. Our board of directors has adopted a written charter for the Audit Committee, which is attached as an exhibit to this Report.

The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor our annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

Compensation Committee

Our Compensation Committee currently consists of Mr. Mingyue Cai, Mr. Chengwei Mo, Mr. Fei Gan, and Mr. Siyang Hu, with Mr. Mingyue Cai serving as the chairman of the Compensation Committee. We anticipate that each of the members of our Compensation Committee will be independent under the applicable NASDAQ listing standards. Our board of directors has adopted a written charter for the Compensation Committee, which is attached as an exhibit to this Report.

The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee will be responsible for, among other matters: (1) identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors; (2) overseeing the organization of our board of directors to discharge the board’s duties and responsibilities properly and efficiently; (3) identifying best practices and recommending corporate governance principles; and (4) developing and recommending to our board of directors a set of corporate governance guidelines and principles applicable to us.

Our Corporate Governance and Nominating Committee currently consists of Mr. Mingyue Cai, Mr. Chengwei Mo, Mr. Fei Gan, and Mr. Siyang Hu, with Mr. Fei Gan serving as the chairman of the Corporate Governance and Nominating Committee. We anticipate that each of the members of our Corporate Governance and Nominating Committee will be independent under the applicable NASDAQ listing standards. Our board of directors has adopted a written charter for the Corporate Governance and Nominating Committee, which is available on our corporate website at www.ccnctech.com.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such Forms, we believe that during the year ended December 31, 2020 there were no delinquent filers.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees, including our chief executive officer, chief financial officer and principal accounting officer. Our Code of Ethics is available on our corporate website at www.ccnctech.com. If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on our website at the above address.

Board meetings in 2020

Our Board acted 11 times by unanimous written consent in lieu of a meeting during the fiscal year ended December 31, 2020. The Audit Committee acted 2 times by unanimous written consent during the fiscal year ended December 31, 2020. The Compensation Committee acted 3 times by unanimous written consent during the fiscal year ended December 31, 2020. The Nomination Committee acted 4 times by unanimous written consent during the fiscal year ended December 31, 2020. Each incumbent director attended all of the meetings of the Board of Directors and of the standing committees of which he or she was a member during 2020. The Board invites, but does not require, directors to attend the annual meeting of shareholders.

Stockholder Communication with the Board of Directors.

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our board of directors, c/o Corporate Secretary, Code Chain New Continent Limited, No. 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China 610047 for submission to the board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

EXECUTIVE COMPENSATION

The following table provides disclosure concerning all compensation paid for services to CCNC in all capacities for our fiscal years ended December 31, 2020 and 2019 provided by (i) each person serving as our principal executive officer (“PEO”), (ii) each person serving as our principal financial officer (“PFO”) and (iii) our two most highly compensated executive officers other than our PEO and PFO whose total compensation exceeded $100,000 (collectively with the PEO, referred to as the “named executive officers” in this Executive Compensation section).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)
Yimin Jin(1)	2020	100,000	—	—	—	—	100,000
(Co-CEO)	2019	100,000	—	—	—	—	100,000
Wei Xu(2)	2020	10,000	—	—	—	—	10,000
(President)	2019	10,000	—	—	—	—	10,000
Yuguo Zhang(3)	2020	83,333	—	—	—	—	83,333
(Former President)	2019	66,667	—	—	—	—	66,667
Yi Li(4)	2020	30,000	—	—	—	—	30,000
(CFO)	2019	30,000	—	—	—	—	30,000

____________

(1)      Ms. Yimin Jin was appointed as the Co-CEO of the Company on April 15, 2019. Mr. Jin is also a director of the Company. The amounts reflect the compensation Mr. Jin received for his services as the Co-CEO and a director of the Company.

(2)      Mr. Wei Xu was appointed as the President of the Company on October 29, 2020. Mr. Xu is also a director of the Company. The amounts reflect the compensation Mr. Xu received for his services as the President and a director of the Company.

(3)      Mr. Yuguo Zhang was appointed as the President and a director of the Company on April 25, 2019. Mr. Zhang resigned as a director on February 25, 2020 and resigned as the President on October 29, 2020. The amounts reflect the compensation Mr. Zhang received for his services as the President and a director of the Company.

(4)      Ms. Yi Li was appointed as the CFO of the Company on April 25, 2019. The amounts reflect the compensation Ms. Li received for her services as the CFO of the Company.

Grants of Plan Based Awards in the Fiscal Year Ended December 31, 2020

During the fiscal year ended December 31, 2020, no shares of common stock were granted to our officers and directors under any plan.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

We have entered into employment agreements with each of our executive officers, respectively, (each an “Employment Agreement,” collectively, the “Employment Agreements”). Under these agreements, each of our executive officers is employed for a specified time period. We may terminate employment for cause, at any time, without advance notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a crime, or misconduct or a failure to perform agreed duties. The executive officer may resign at any time with a three-month advance written notice.

The officers also agreed to enter into additional confidential information and invention assignment agreements and are subject to certain non-compete and non-solicitation restrictions for a period one year following termination.

Director Compensation

The following table represents compensation earned by our non-executive directors in 2020.

	Fees earned in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Yuguo Zhang(1)	$83,333	—	—	—	$83,333
Qihai Wang(2)	$10,000	—	—	—	$10,000
Xueyuan Han(3)	$10,000	—	—	—	$10,000
Manli Long(4)	$10,000	—	—	—	$10,000
Mingze Yin(5)	$10,000	—	—	—	$10,000
Min Zhu(6)	$10,000	—	—	—	$10,000
Wei Xu(7)	$10,000	—	—	—	$10,000
Yajing Li(8)	$2,000	—	—	—	$2,000
Mingyue Cai(9)	$8,333	—	—	—	$8,333

____________

(1)      Mr. Yuguo Zhang was appointed as a director of the Company on April 25, 2019. Mr. Zhang resigned from his position on February 25, 2020.

(2)      Mr. Qihai Wang was appointed as a director of the Company on April 24, 2019. Mr. Wang resigned from his position on March 30, 2021.

(3)      Ms. Xueyuan Han was appointed as a director of the Company on April 08, 2019. Mr. Han resigned from his position on February 25, 2020.

(4)      Ms. Manli Long was appointed as a director of the Company on April 08, 2019. Ms. Long resigned from her position on February 11, 2021.

(5)      Mr. Mingze Yin was appointed as a director of the Company on March 22, 2019. Mr. Yin resigned from his position on November 16, 2020.

(6)      Ms. Min Zhu was appointed as a director of the Company on March 22, 2019. Mr. Zhu resigned from her position on February 11, 2021.

(7)      Mr. Wei Xu was appointed as a director of the Company on January 3, 2020. Mr. Wei Xu is also the President of the Company. The amounts reflect the compensation Mr. Xu received for his services as the President and a director of the Company.

(8)      Ms. Yajing Li was appointed as a director of the Company on November 16, 2020. Ms. Li resigned from her position on March 29, 2021.

(9)      Mr. Mingyue Cai was appointed as a director of the Company on February 25, 2020.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 3, 2021 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors that beneficially owns shares of our Common Stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

The percentage ownership information shown in the table below is based on that there were 46,077,110 shares of common stock outstanding as of December 3, 2021.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Directors and Named Executive Officers
Tingjun Yang, Chief Executive Officer and Director	0	—
Wei Xu, President and Chairman of the Board	3,940,184	8.55%
Yi Li, Chief Financial Officer	0	—
Jianan Liang, Chief Operating Officer	0	—
Bibo Lin, Vice President and Director	1,200,000	2.60%
Mingyue Cai, Independent Director	0	—
Chengwei Mo, Independent Director	0	—
Fei Gan, Independent Director	0	—
Siyang Hu, Independent Director	0	—

All officers and directors as a group (9 persons):	5,140,184	11.15%

5% or more Beneficial Owner
Yimin Jin	4,334,705	9.41%
Cede & Co.(2)	16,058,389	34.85%
Merit Ambition Holdings Limited(3)	2,513,294	5.45%
Minwz Co., Ltd.(4)	3,847,493	8.35%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is No. 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China 610047.

TRANSACTIONS WITH RELATED PERSONS

Transactions with Related Persons

During the fiscal year ended December 31, 2020, the Company had the following transactions with related parties:

Related party balances

a.      Other receivable — related party:

Name of related party	Relationship	December 31, 2020	December 31, 2019
Chengdu Yuan Code Chain Technology Co. Ltd	A company controlled by former shareholder of the Company	$230,134	$

The Company advanced funds to the related party for technical services.

b.      Other payables — related parties:

Name of related party	Relationship	December 31, 2020	December 31, 2019
Chuanliu Ni	Chief Executive Officer and director of a former subsidiary	$325,907	$325,907
Zhong Hui Holding Limited	Shareholder of the Company	140,500	140,500
Qihai Wang	Shareholder of the Company	24,729	166,673
Jiangsu Longying Education Technology Co. Ltd	A company in which shareholder hold shares	—	422,868
Jiangsu Longhai Film Culture Media Co. Ltd	Under common control of shareholder of the Company	—	280,954
Total		$491,136	$1,336,902

The above payables represent interest free loans and advances. These loans and advances are unsecured and due on demand.

Policies and Procedures for Review, Approval or Ratification of Transactions with Related Parties

The Company qualifies as a smaller reporting company, as defined in Rule 12b-2 of the Exchange Act, and is not required to provide the policies and procedures for review, approval or ratification of transactions with related parties.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

See “Governance and Nominating Committee” above for a discussion of the process for selecting directors.

There are currently seven directors serving on the Board. At the Meeting, seven directors will be elected. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The seven nominees for election as directors are uncontested. In uncontested elections, directors are elected by plurality of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position
Tingjun Yang	39	Chief Executive Officer and Director
Wei Xu	53	President and Chairman of the Board
Bibo Lin	38	Vice President and Director
Mingyue Cai	42	Independent Director
Chengwei Mo	46	Independent Director
Fei Gan	41	Independent Director
Siyang Hu	38	Independent Director

Director Qualifications — General

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Company’s Board of Directors that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Summary of Qualifications of Nominees for Director

Set forth below is a summary of some of the specific qualifications, attributes, skills and experiences of our directors which we believe qualify them to serve on our Board. For more detailed information, please refer to the biographical information for each director set forth in Directors and Executive Officers on page 6.

Tingjun Yang.    Mr. Yang has over 15 years of experience in the design and development in artificial intelligence and big data industry and are knowledgeable in blockchain technology and cloud computing. He was the CTO of Phantec BigData Technology, a leading company in big data technology in China, from 2014 to 2017. We believe Mr. Yang is well-qualified to serve as a member of our board due to his in-depth knowledge and experience in the artificial intelligence and big data industry and his experience in management.

Wei Xu.    Mr. Xu is the inventor or QR code patent and the creator of Code Chain interface. Mr. Xu has an extensive managerial experience and has a proven track record of success as a team leader. We believe Mr. Xy is well-qualified to serve as a member of our board due to his extensive business and management experience and familiarity of our business.

Bibo Lin.    Mr. Lin has extensive experience in information technology and Blockchain technology. He has consistently held managerial position since 2014. We believe Mr. Lin is well-qualified to serve as a member of our board because of his knowledge of the Blockchain technology and his experience in management.

Mingyue Cai.    Mr. Cai brings to the Board extensive experience in artificial intelligence development and application. We believe Mr. Cai is well-qualified to serve as a member of our board due to his experience in the technology industry.

Chengwei Mo.    Mr. Chengwei Mo has more than 20 years of experience as a finance executive. We believe Mr. Mo is well-qualified to serve as a member of our board due to his experience in finance and management.

Fei Gan.    Mr. Gan has been engaged in the financial technology and big data industry for more than ten years and has held senior management positions in many companies. We believe Mr. Gan is well-qualified to serve as a member of our board because of his extensive knowledge and experience in financial technology and big data industry.

Siyang Hu.    Mr. Hu has been engaged in the electrical engineer and semi-conductor technology for more than ten years and has held senior management positions in many companies. We believe Mr. Hu is well-qualified to serve as a member of our board due to his familiarity with electrical engineer and semi-conductor technology.

General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management,” above.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board of Directors or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

Vote Required and Board of Directors’ Recommendation

Proposal No. 1 will be approved if a plurality of the total votes properly cast in person or by proxy at the Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES “FOR” THE ELECTION TO THE BOARD OF ALL OF THE NOMINEES DESCRIBED IN THIS PROPOSAL NO. 1.

PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (known as the Dodd-Frank Act), provides that a public company’s proxy statement in connection with the Company’s annual meeting of stockholders must allow stockholders to cast an advisory, nonbinding vote regarding the compensation of our named executive officers as disclosed in accordance with the SEC’s rules.

Our compensation programs are designed to attract, motivate and retain highly qualified executives and seek to foster a performance-oriented culture, where individual performance is aligned with organizational objectives. For additional information on our executive compensation programs, including specific information about compensation paid by us in 2020, please read the information set forth in the “Executive Compensation” section above on page 13, including the tables and descriptions.

At the Meeting, we will ask our stockholders to approve our named executive officer compensation for 2020 as described in this proxy statement. This Proposal, referred to as a “Say-on-Pay Proposal,” provides our stockholders with the opportunity to express their views on our named executive officers’ compensation. Accordingly, we will present the following advisory Say-on-Pay Proposal at the meeting for stockholder approval:

“RESOLVED, that, the compensation paid to our Company’s named executive officers in 2020, as disclosed in this proxy statement for the Company’s 2021 Meeting of Stockholders in lieu of the annual meeting pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the compensation tables and related narrative disclosure, is hereby approved.”

This say-on-pay vote is advisory, and therefore not binding on our Company, the Compensation Committee or our Board. However, the Compensation Committee intends to review the results of the advisory vote and will be cognizant of the feedback received from the voting results as it completes its annual review and engages in the compensation planning process.

Vote Required and Board of Directors’ Recommendation

Proposal No. 2 will be approved if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” on this Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION IN PROPOSAL NO. 2.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected WWC. P.C. (“WWC”) to serve as the independent registered public accounting firm of the Company to audit our financial statements as of December 31, 2021 and for the fiscal year then ending.

We are asking our stockholders to approve and ratify the appointment of WWC as our independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2021. Although ratification is not required by our bylaws or otherwise, the Board is submitting the appointment of WWC to our stockholders for approval and ratification as a matter of good corporate practice. In the event our stockholders fail to approve and ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its stockholders.

Representatives of WWC will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

During the two most recent fiscal years, the Company has not consulted with WWC regarding (1) any matter that was the subject of a disagreement or a reportable event described in Items 304(a)(1)(iv) or (v), respectively, or (2) any matter that was the subject of a disagreement or a reportable event described in Items 304(a)(1)(iv) or (v), respectively, of Regulation S-K.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of fees paid or to be paid to WWC for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by WWC in connection with regulatory filings. The aggregate fees billed or to be billed by WWC for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC For the year ended December 31, 2020 and 2019 totaled $225,000 and $250,000, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the year ended December 31, 2020, we did not pay WWC for consultations concerning financial accounting and reporting standards.

Tax Fees.    We paid WWC $5,000 for preparation of our 2019 US Income Tax Returns in 2020.

All Other Fees.    We did not pay WWC for other services for the year ended December 31, 2020 and 2019.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board to assure that such services do not impair the auditors’ independence from us.

Vote Required and Board of Directors’ Recommendation

Proposal No. 3 will be approved if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” on this Proposal No. 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
SELECTION OF INDEPENDENT AUDITORS DESCRIBED IN PROPOSAL NO. 3.

STOCKHOLDER PROPOSALS FOR THE MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of Code Chain New Continent Limited, No. 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China 610047:

•        Not later than January 31, 2022; or

•        If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead 120 days before we begin to print and mail our proxy materials for next year’s meeting.

A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

2020 ANNUAL REPORT

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”), including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to contacting the Corporate Secretary, Code Chain New Continent Limited, No. 119 South Zhaojuesi Road, 2nd Floor, Room 1, Chenghua District, Chengdu, Sichuan, China 610047. A copy of our 2020 Annual Report is also made available on our website www.ccnctech.com.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

December 7, 2021	By Order of the Board of Directors
/s/ Tingjun Yang
Tingjun Yang
Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK ??? EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail CODE CHAIN NEW CONTINENT LIMITED Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 9:59 p.m., Eastern Time, on April 28, 2021. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY ? FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ? Please mark your votes The undersigned hereby instructs said proxies or their substitutes: like this Approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of more than 20% of the Company’s issued and outstanding common stock in connection with the registered direct offering of our securities and the concurrent private placement of unreg- istered warrants to purchase up to an aggregate of 2,527,304 shares of the Company’s common stock and the issuance of the shares of common stock pursuant to such warrants, which offerings were closed on February 22, 2021. Approve the adjournment of the Special Meet- ing for any purpose, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal described above. FOR                          AGAINST ABSTAIN FOR                          AGAINST ABSTAIN THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. I (we) acknowledge receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement dated March 29, 2021 and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies. PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof. CONTROL NUMBER Signature Signature, if held jointly Date , 2021 Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

PROXY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS CODE CHAIN NEW CONTINENT LIMITED. SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29, 2021 The undersigned stockholder of Code Chain New Continent Limited, a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, dated March 29, 2021, and hereby constitutes and appoints Yimin Jin, with full power of substitution in him, the proxy of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s common stock which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on April 29, 2021, at 10:00 a.m., local time, (April 28, 2021 at 10:00 p.m. ET), and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters: THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. (Continued and to be marked, dated and signed, on the other side)